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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

                        [ARTHUR ANDERSEN LLP LETTERHEAD]



                  As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made part of this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------


Philadelphia, Pennsylvania
October 5, 1999